SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.


         Date of Report (Date of earliest event reported): July 11, 1997




                     FRONTIERVISION OPERATING PARTNERS, L.P.
                       FRONTIERVISION CAPITAL CORPORATION*
           (Exact names of Registrants as specified in their charters)



         Delaware                                       84-1316775
         Delaware                                       84-1353734
 (States or other jurisdiction             (IRS Employer Identification Numbers)
of incorporation or organization)





      1777 South Harrison Street,
    Suite P-200, Denver, Colorado                               80210
(Address of principal executive offices)                      (Zip Code)



                                 (303) 757-1588
              (Registrants' telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     In a press release dated July 11, 1997, FrontierVision Operating Partners, L.P., a Delaware partnership (the "Company"), announced its preliminary earnings information and results of operations for the Company's quarterly period ended June 30, 1997. A copy of the press release is attached as Exhibit 99.1.

ITEM 7.   EXHIBITS.

      (c)  Exhibits
           99.1 Press Release, dated July 11, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                             FRONTIERVISION OPERATING PARTNERS, L.P.

                    By:      FrontierVision Partners, L.P.,its general partner,
                    By:      FVP GP, L.P., its general partner
                             By:      FrontierVision Inc., its general partner
                             By:      /s/  JAMES W. McHose
                                      ----------------------------------
                                      James W. McHose
                                      Vice President and Treasurer



Date:  July 11, 1997        By:      /s/ JAMES W. MCHOSE
                                     -------------------
                                     James W. McHose
                                     Vice President and Treasurer




                            FRONTIERVISION CAPITAL CORP.


Date:  July 11, 1997        By:      /s/ JAMES W. MCHOSE
                                     -------------------
                                     James W. McHose
                                     Vice President and Treasurer